                                                                    EXHIBIT 10.1

                        FORBEARANCE AGREEMENT AND RELEASE

         This Forbearance Agreement and Release ("Agreement") is entered into by Car Rental Direct, Inc., fkna Car Rental Direct.com, Inc. a Nevada corporation ("Borrower"), MAII Holdings, Inc., a Texas corporation ("Guarantor"), Christie Tyler, Keenan Cheung, Car Rental Direct Holdings, Inc., ("CRD Holdings"), Car Rental Direct of Central Arizona, Inc., an Arizona corporation ("CRD Arizona"), and Ford Motor Credit Company, a Delaware corporation ("Ford Credit" or "Lender"), effective as of January 21, 2003 (each is a "Party" and collectively the "Parties").

                                    RECITALS

         A. Plaintiff Ford Credit is, and at all material times has been, a Delaware corporation, having its principal place of business in the State of Michigan.

         B. Defendant, Borrower is a Nevada corporation that is qualified to do business in the State of California with its principal place of business in Van Nuys, County of Los Angeles, California.

         C. Defendant, Guarantor is a Texas corporation that is qualified to do business in the State of California with its principal place of business in Van Nuys, County of Los Angeles, California.

         D. All parties to this Agreement stipulate and agree that there is complete diversity between Ford Credit and all other signers to this Agreement as defined under 28 U.SC. Section 1332 and applicable case law. The parties agree and consent to the jurisdiction of the District Court for the Central District of California for all purposes and that any disputes arising under this Agreement on the Stipulation shall be heard and resolved in that forum.

         E. Borrower owns and operates a rental car business. By a Master Loan and Security Agreement dated February 21, 2002, as amended and supplemented ("Loan Agreement") between Borrower and Lender, Lender agreed to provide financing to Borrower from time to time to finance the acquisition of motor vehicles for use in its rental car business. Borrower requested loans and identified motor vehicles for acquisition through Loan Supplements.

         F. In consideration of the loans under the Loan Agreement and to secure Borrower's obligations to Lender, Borrower granted Lender a security interest in certain of Borrower's inventory of motor vehicles, proceeds of the motor vehicles and rental income from any lease of the motor vehicles as described in the Loan Agreement (the "Collateral").

         G. Ford Credit perfected its security interest in the Collateral by filing UCC-1 financing statements with the Offices of the Secretary of State of California and the Secretary of State of Nevada and by notating the Certificates of Title to vehicle Collateral as lien holder.

         H. To induce Ford Credit to enter into the Loan Agreement, Guarantor executed and delivered to Lender a Continuing Guaranty dated December 14, 2001, of all obligations of Borrower owing to Lender.

         I. The Loan Agreement and the other documents identified on Exhibit A to this Agreement and the documents executed in connection with those loan documents are generally referred to as the "Loan Documents."

         J. By an Amendment to Master Loan and Security Agreement dated April 19, 2002, between Borrower and Lender, Lender agreed, among other things, to increase the maximum loan amount under the Loan Agreement.

         K. By an Asset Purchase Agreement dated May 1, 2002, by and among Gisa Holdings, Inc., an Arizona Corporation, dba Discount Rent A Car ("Gisa"), JMG Holdings, LLC, Jack Gunion, Martha Gunion and CRD Arizona, Gisa agreed to sell certain assets to CRD Arizona (the "Gisa Transaction"). Included within these assets to be sold were assets of Gisa subject to a security interest in favor of Ford Credit.

         L. By an Operating Agreement dated May 1, 2002, by and between Gisa and CRD Arizona, CRD Arizona assumed the operation and management of Gisa, took possession and used the Gisa assets which were subject to a security interest in favor of Ford Credit, and agreed to pay Gisa's operating expenses pending the close of the Gisa Transaction. Included within the Gisa operating expenses were payment of monthly obligations of Gisa owing to Ford Credit.

         M. In late August 2002, Borrower announced that the Asset Purchase Agreement with Gisa had been terminated.

         N. On September 4, 2002, Lender notified Borrower that the maximum loan under Loan Agreement was being reduced.

         O. In October 2002, Borrower demanded that Lender increase the maximum loan amount under the Loan Agreement. Ford Credit and Borrower engaged in meetings, an exchange of letters and negotiations concerning the Loan Agreement. During this period, Borrower and Christie Tyler asserted claims for damages on behalf of Borrower, and himself individually, against Ford Credit.

         P. In November 2002, Ford Credit notified the Borrower that it would terminate the Loan Agreement effective March 2, 2003, and, it notified the Borrower to obtain an alternative finance source.

         Q. Borrower defaulted on its obligations owing to Lender under the Loan Documents by failing to pay the monthly amortization and interest payments that came due on October 15, 2002. As of January 15, 2003, Borrower owes Lender for monthly amortization payments due October 15, November 15, and December 15, 2002, in the combined amount of $1,302,901.79 (the "Past Due Payments).

         R. As of January 15, 2003, Borrower is obligated to Lender under the Loan Agreement as follows:

         Unamortized Balance                $11,279,981.06
         Past Due Payments                  $ 1,302,901.79
         January 15, 2003 Payment           $   441,500.07
         Total                              $13,024,382.92

         S. As a result of Borrower's defaults under the Loan Documents, on November 19, 2002, Lender filed its complaint against Borrower and Guarantor in the United States District Court for the Central District of California (the "Court"), Case Number CV 02-8880 GHK (RCx), entitled Ford Motor Credit Company
v. Car Rental Direct, Inc., fkna Car Rental Direct.com, Inc., a Nevada corporation, MAII Holdings, Inc. a Texas corporation (the "Action").

         T. On December 20, 2002, Lender filed and served the Complaint and an Ex Parte Application for Order for Writ of Possession and Injunctive Relief (the "Motion"). On December 26, 2002, Borrower filed an opposition to the Motion. On December 27,

2002, the Court issued a temporary restraining order concerning any transfer of the Collateral and set hearing for the Motion on January 10, 2003. After oral argument on January 10, 2003, the Court granted the Motion and issued its "Memorandum of Decision and Order Granting Application for Writ of Possession (Claim and Delivery)" (the "Order For Writ").

         U. Borrower and Guarantor have requested that Lender forbear from exercising its rights and remedies as a result of the defaults by Borrower under the Loan Documents and as authorized by the Court's Order for Writ. Borrower has proposed that Lender modify the Loan Agreement under the terms and conditions contained in this Agreement. Because of the existence of the defaults under the Loan Documents, Lender has no obligation to make any further advances under the Loan Documents and has the current right to exercise all its rights and remedies under the Loan Documents and under the Order For Writ of Possession. Although Lender is under no obligation to do so, Lender is willing to forbear from exercising its defaults rights against Borrower and Guarantor under the terms and conditions set forth in this Agreement.

         NOW THEREFORE for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

                                    AGREEMENT

         1. INCORPORATION OF RECITALS. Each of the above recitals is incorporated herein and deemed to be the agreement of the Parties and is relied upon by each Party to this Agreement in agreeing to the terms of this Agreement.

         2. TERMS OF FORBEARANCE. Lender will forbear from exercising its rights and remedies against Borrower and Guarantors due to the events of default described above or defaults disclosed by Borrower to Lender prior to the date of this Agreement, and in the Court's Order for Writ on the following terms and conditions:

                  (a) PAST DUE PAYMENTS: Borrower shall pay $1,200,000 on
                      account of the Past Due Payments as follows:

                      (i) $100,000 no later than 10:00 a.m. Pacific time on Friday, January 24, 2003; and

                      (ii) Monthly, commencing February 10, 2003, and continuing thereafter, $50,000 on the 10th day and $50,000 on the 20th day of each month (or the first business day thereafter), until the total sum of $1,200,000 has been paid.

                       Provided that no further defaults occur under this
                  Agreement or the Loan Documents, upon payment of the entire $1,200,000, Borrower's and Guarantor's obligations to Lender on account of the Past Due Payments shall be discharged on account of such Past Due Payments. Upon default under this Agreement or further default under the Loan Documents, the entire amount of Past Due Payments as identified in Recital paragraph Q, less any payments received, together with interest and other charges from such payment due dates shall be due and owing.

                  (b) JANUARY 15, 2003 PAYMENT. Borrower shall pay to Lender the
                      January 15, 2003 payment of $441,500.07 no later than 10:00 a.m. Pacific time on Friday, January 24, 2003.

                  (c) UNAMORTIZED PAYMENT AMOUNTS. Monthly, commencing on
                      February 1, 2003, Lender shall bill Borrower in its normal course of business for the amount due in arrears for the previous month in the same manner as it has in the past. Borrower shall pay each monthly billing on the 10th day and 20th day of each month, with 50% of the total bill due on the 10th day of the month and 50% due on the 20th day of the month (or the first business day thereafter), EXCEPT THAT the payments due February 10 and 20, 2003, shall be paid on or before December 31, 2003, and the payments due March 10, 2003 and March 20, 2003, may be partially deferred in the amount of $150,000 each, and this $300,000 total deferred amount will be repaid by increasing the payments due August 10 and 20, September 10 and 20, and October 10 and 20, 2003 by $50,000 each. The monthly billing may include payoffs on individual units which payoffs will include the unamortized balance plus three monthly amortizations for the Past Due Payment attributable to that unit. Lender will not release the certificate of title to a vehicle unless it receives the complete payoff of all amounts including Past Due Payments attributable to that vehicle. Past Due Payments received for payoffs will be credited to satisfaction of the obligation under subparagraph 2(a). The monthly billing will also include and require payoffs on individual units which are damaged or out of service for 30 days or more.

                  (d) NO ADDITIONAL ADVANCES OR EXTENSIONS. Lender may, in its
                      sole discretion, but is not obligated, to make any new or additional advances, or grant any extension under the Loan Documents for the Borrower's acquisition of inventory or for any other purpose.

                  (e) GUARANTOR. Guarantor shall reaffirm its Guaranty of all obligations of Borrower owing to Lender as set forth in paragraph 7 below.

                  (f) VEHICLE LOCATION. Borrower shall immediately upon
                      execution of this Agreement and every ninety (90) days thereafter deliver to Lender a list identifying the location of each Vehicle subject to Lender's security interest by VIN number. As of and after the date of December 16, 2002, Borrower may relocate vehicles between its locations within a state, but Borrower shall not relocate any vehicles to states other than the state for garaging indicated in the Loan Documents.

                  (g) STIPULATED JUDGMENT. Lender and Borrower will stipulate to the Court's entry of Judgment against Borrower and Guarantor substantially in the form of Exhibit B attached hereto (the "Stipulation").

                  (h) CONTINUED PERFORMANCE UNDER LOAN DOCUMENTS. Borrower shall strictly observe and perform each and every of the terms, conditions and promises contained in the Loan Documents, except as expressly excused or modified in this Agreement. In particular,

                      Borrower will permit Lender to conduct audits as provided under the Loan Documents.

                  (i) PAYMENT. All payments must be received by Lender on the due date and in certified funds or by wire transfer. It is the responsibility of Borrower to strictly perform these requirements.

                  (j) TERM. The balance of all money owing shall be paid on
                      December 31, 2003. In the event that the Unamortized Balance is paid in full, at any time prior, the balance of $1,200,000 owed under section 2(a) above shall be due and payable at such time.

         3. FORBEARANCE. Lender will forbear from pursuing its rights and remedies under the Loan Documents, this Agreement and in the Action arising out of the events of default contained in the Recitals above or defaults disclosed by Borrower to Lender prior to the date of this Agreement, so long as the Borrower timely performs as provided in paragraph 2 above. If Borrower fails to perform timely or satisfy any of the terms or conditions of this Agreement or the Loan Documents, Lender may immediately exercise any and all rights and remedies as provided by the Loan Documents, this Agreement, the Order For Writ, the Stipulation and applicable law. If Borrower fails to perform or satisfy any of the terms or conditions of this Agreement, or the Loan Documents, then Lender is no longer obligated to forbear and may proceed to exercise its rights under this Agreement, the Stipulation, the Order for Writ and the Loan Documents.

         4. NON WAIVER. Lender by this Agreement is not waiving any existing default and such defaults shall remain until full compliance with this Agreement and payment in full of all amounts owed Lender.

         5. PROVISIONAL REMEDIES. Borrower and Guarantor expressly acknowledge that due to Borrower's default under the Loan Documents and the Court's issuance of the Order For Writ, Lender has the right to enforce a writ of possession and a preliminary injunction, which right Lender is forbearing from exercising under the terms of this Agreement. By this Agreement, Borrower and Guarantor each expressly waive any right to oppose Lender's recovery or realization on property of Borrower subject to Lender's security interest after December 31, 2003 or any additional default of Borrower under the Loan Documents or this Agreement, and Borrower and Guarantor each agree to cooperate in Lender's exercise of rights to recover and realize on such property if Borrower fails to perform under this Agreement or the Loan Documents.

         6. EFFECT OF PRIOR DOCUMENTS. The Loan Documents remain in full force and effect, except as specifically modified by this Agreement, and this Agreement shall not be construed to:

                 a) Impair the validity, perfection or priority or any lien or security interest securing Borrower's or Guarantor's obligations to Lender;

                 b) Waive or impair any rights, powers or remedies of Lender under the Loan Documents;

                 c) Constitute an agreement by Lender or require Lender to
                    extend any period of forbearance or grant additional forbearance or extend the term of the Loan Agreement or the time for payment of any of Borrower's or Guarantor's obligations to Lender, none of which Lender agrees or has agreed to do, and all of which matters are in Lender's sole and absolute discretion; or

                 d) Require Lender to make any loans or other extensions of credit to Borrower or Guarantors at the termination of the period of forbearance set forth in this Agreement.

         7. CONFIRMATION OF GUARANTY. Guarantor reaffirms its obligations under the Guaranty and reaffirms and restates each and every term, condition and provision of the Guaranty. In addition, Guarantor hereby agrees that its obligations under the Guaranty shall be unconditional, irrespective of (1) the absence of any attempt to collect under the Loan Documents from Borrower or any other guarantor or any other action to enforce the same, or (2) the waiver or consent by Lender with respect to any provision of any instrument evidencing the Loan Documents or any party thereof. Guarantor further reaffirms that its obligations under the Guaranty are primary and are separate and distinct from Borrower's obligations. Guarantor further represents and warrants that it has no defense or claims against Lender that would or might affect the enforceability of the Guaranty and that the Guaranty remains in full force and effect.

         8. RELEASE. By this Agreement, Borrower, Guarantor, Christie Tyler, Keenan Cheung, CRD Holdings, and CRD Arizona ("Releasors") for themselves, their successors and assigns, release, acquit and forever discharge Lender, its agents, servants, successors, heirs, executors, officers, directors, shareholders, employees, attorneys, or any parent, subsidiary or affiliate entity, past, present or future, from any and all rights, claims, demands, losses, debts, damages, obligations, costs, including attorneys' fees, liabilities, rights of action, causes of action, suits, liens, expenses, compensation, indemnities, responsibilities or damage of every kind and nature, whether in law or in equity, or known or unknown, or suspected or unsuspected, which Releasors ever had or now have or make claim to or have against Lender of any type, nature or description arising out of, relating to, or in any way connected with the Loan Documents, the Action or the Gisa Transaction.

         It is the intention of Releasors that this Agreement shall be effective as a full and final release of each and every claim, obligation and matter included within the claims released herein. In furtherance of this intention, Releasors hereby expressly waive the provisions of California Civil Code section 1542 or any similar state or federal law, which provides that:

                  A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor.

         Releasors acknowledge, warrant and represent that they are familiar with section 1542 of the California Civil Code and that the effective import of that provision has been fully explained to them by their attorneys, and specifically waive and relinquish any right or benefit which they may have under California Civil Code section 1542 to the full extent they may lawfully waive such right or benefit. In connection with such waiver and relinquishment Releasors acknowledge that they fully understand that they may hereafter discover facts in addition to or different from those which they now know or believe to be true with respect to the subject matter of this Agreement, but that it is their intention hereby to fully, finally and forever release the claims, released herein, known or unknown, suspected or unsuspected, which now exist, may exist in the future and heretofore have existed, and that in furtherance of such intention, the release given herein shall be and remain in effect as a full and complete release of the matters released herein, notwithstanding the discovery or existence of any such additional or different facts.

         9.       JURY WAIVER AND FORUM SELECTION.

                  a) JURY WAIVER. EACH PARTY HEREBY WAIVES ITS RESPECTIVE RIGHT TO TRIAL BY JURY OF ANY CONTROVERSY OR CLAIM ARISING OUT OF THIS AGREEMENT.

                  b) JURISDICTION AND FORUM: In any action arising out of the Loan Documents, this Agreement, the Stipulation, or any claim related to the conduct of the parties in connection with the Loan Documents, the parties agree that any action shall be brought in the United States District Court for the Central District of California and consent to the jurisdiction of that court to resolve any and all such disputes.

                  c) CONFLICT. To the extent any provision of this dispute resolution clause is different than the terms of any Loan Document, the terms of this dispute resolution clause shall prevail.

         10.      MISCELLANEOUS.

                  a) AGREEMENT TO COOPERATE. All parties agree to and will cooperate fully with each other in the performance of this Agreement and the Loan Documents, including, without limitation, executing any additional documents and instruments reasonable or necessary to the full performance of this Agreement.

                  b) INTEGRATION. This Agreement incorporates all the negotiations of the parties hereto and is the final expression and agreement of the parties as of the effective date. Borrower and Guarantor each acknowledge that they are relying on no written or oral agreement, representation, warranty or understanding of any kind made by Lender or any employee or agent of Lender, except for the agreements of the Lender set forth herein or in the other Loan Documents. Except as expressly set forth in this Agreement, the other Loan Documents remain unchanged and in full force and effect.

                  c) SEVERABILITY. In case any provision of this Agreement shall be invalid, illegal or unenforceable, such provision shall be severable from the remainder of this Agreement and the validity, legality and enforceability of the remaining shall not in any way be affected or impaired thereby.

                  d) MODIFICATION. This Agreement may not amended, waived or modified in any manner without the written consent of all the parties hereto.

                  e) BINDING EFFECT; NO THIRD PARTY BENEFICIARIES. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto, their respective successors and assigns. No other person or entity shall be entitled to claim any right or benefit hereunder, including, without limitation, the status of a third party beneficiary hereunder, except the parties receiving the release in Section 7 above.

                  f) DEBTOR-CREDITOR RELATIONSHIP. This Agreement and the other Loan Documents shall not be deemed or construed to create a partnership, tenancy in common, joint tenancy, joint venture, co-ownership or any other relationship aside from a continuing debtor-creditor relationship between Borrower and Guarantor on the one hand, and Lender on the other.

                  g) BANKRUPTCY. In the event Borrower seeks relief under Title 11 of the United States Code, Borrower agrees that it will not oppose a motion for relief from stay by Lender pursuant to 11 U.S.C.
                           Section 362 unless it continues to make the payments required under this Agreement. Borrower acknowledges and agrees that such payments made in a timely manner represent adequate protection of Lender's interest in the Vehicle Collateral.

                  h) REIMBURSEMENT OF ATTORNEYS' FEES AND COSTS. Borrower and Guarantor shall reimburse Lender for all costs and expenses, including without limitation, reasonable attorneys' fees and disbursements (and fees and disbursements of Lender's in-house counsel) expended or incurred by Lender subsequent to the effective date of this Agreement in any arbitration, mediation, judicial reference, legal action or otherwise in connection with (a) the negotiation, preparation, amendment, interpretation, and enforcement of the Loan Documents, including without limitation, during any workout, attempted workout, and/or in connection with the rendering of legal advise as to Lender's rights, remedies and obligations under the Loan Documents, (b) collecting any sum which becomes due Lender under any Loan Document, (c) any proceeding for declaratory relief, any counterclaim to any proceeding, or any appeal, or
                           (d) the protection, preservation or enforcement of any rights of Lender. For purposes of this Section, attorneys' fees shall include without limitation, fees incurred in connection with the following: (1) contempt proceedings; (2) discovery; (3) any motion, proceeding or other activity of any kind in connection with a bankruptcy proceeding or case arising out of or relating to any petition under Title 11 of the United States Code, as the same shall be in effect from time to time, or any similar law;
                           (4) garnishment, levy and debtor and third party examination; and (5) post judgment motions and proceedings of any kind, including without limitation, any activity taken to collect or enforce any judgment. All of such costs and expenses shall bear interest from the time of demand at the rate then in effect under the Security Agreements.

                  i) GOVERNING LAW. Except as otherwise provided herein, this Agreement and all other Loan Documents and the rights and obligations of the parties hereto shall be governing by the laws of the State of California without regard to principles concerning choice of law. In any action arising out of or connected with this Agreement, Borrower and Guarantor each hereby expressly consent to the personal jurisdiction of any state and federal court located in the State of California and also consent to service of process by any means authorized by federal or governing state law.

                  j) COUNTERPARTS. This Agreement may be executed in any number of counterparts which, when taken together, shall constitute the one Agreement.

                  k) CONFIDENTIALITY. The Parties and their counsel agree that they will not disclose the terms of this Agreement, specifically or generally, except to the extent reasonably believed necessary to comply with applicable law or regulations, to carry out the obligations set forth in this Agreement, or to respond to requests by their auditors.

                  l) INTERPRETATION. In the event of any inconsistency between the terms of this Agreement and any other Loan Document, this Agreement shall govern. Borrower and Guarantors each acknowledge that it has consulted with counsel and with such other experts and advisors as they have deemed necessary in connection with the negotiation, execution and delivery of this Agreement, or have had an opportunity to so consult and have knowingly chosen not to do so. This Agreement shall be construed without regard to any presumption or rule requiring that it be construed against the party causing this Agreement or any part hereof to be drafted. The headings used in this Agreement are for convenience only and shall be disregarded in interpreting the substantive provisions of this agreement.

         IN WITNESS WHEREOF, Lender, Borrower and Guarantors have executed this Agreement as of the date set forth above.

BORROWER:                      Car Rental Direct, Inc. fkna Car Rental
                               Direct.com, Inc., a Nevada corporation

                               By:
                                  ------------------------------------
                               Name:
                                    ----------------------------------
                               Title:
                                     ---------------------------------

                               Address for Notice


                               ---------------------------------------
                               Telephone No.
                                            --------------------------
                               Facsimile No.
                                            --------------------------

LENDER:                        Ford Motor Credit Company


                               By:
                                  ------------------------------------
                               Name:
                                    ----------------------------------
                               Title:
                                     ---------------------------------

                               Address for Notice


                               ---------------------------------------
                               Telephone No.
                                            --------------------------
                               Facsimile No.
                                            --------------------------


GUARANTOR:                     MAII Holdings, Inc., a Texas Corporation


                               By:
                                  ------------------------------------
                               Name:
                                    ----------------------------------
                               Title:
                                     ---------------------------------

                               Address for Notice:


                               ---------------------------------------
                               Telephone No.
                                            --------------------------
                               Facsimile No.
                                            --------------------------



CHRISTIE TYLER:
                               ---------------------------------------
                               Christie Tyler


                               Address for Notice:


                               ---------------------------------------
                               Telephone No.
                                            --------------------------
                               Facsimile No.
                                            --------------------------


KEENAN CHEUNG:                 ---------------------------------------
                               Keenan Cheung

                               Address for Notice:

                               ---------------------------------------
                               Telephone No.
                                            --------------------------
                               Facsimile No.
                                            --------------------------

CRD HOLDINGS:                  Car Rental Direct Holdings, Inc.,
                               a Delaware Corporation


                               By:
                                  ------------------------------------
                               Name:
                                    ----------------------------------
                               Title:
                                     ---------------------------------


                               Address for Notice


                               ---------------------------------------
                               Telephone No.
                                            --------------------------
                               Facsimile No.
                                            --------------------------


CRD ARIZONA:                   Car Rental Direct of Central Arizona,
                               an Arizona Corporation


                               By:
                                  ------------------------------------
                               Name:
                                    ----------------------------------
                               Title:
                                     ---------------------------------


                               Address for Notice


                               ---------------------------------------
                               Telephone No.
                                            --------------------------
                               Facsimile No.
                                            --------------------------

                                   EXHIBIT "A"

                        IDENTIFICATION OF LOAN DOCUMENTS

DOCUMENT NO.      DESCRIPTION                                                  DATE
Document 1:       Master Loan and Security Agreement                           2/21/02
Document 2:       Loan Supplement Attachments
                  15 vehicles                                                  10/29/02
                  30 vehicles                                                  7/10/02
                  9 vehicles                                                   6/25/02
                  1 vehicle                                                    6/20/02
                  28 vehicles                                                  6/4/02
                  20 vehicles                                                  6/4/02
                  90 vehicles                                                  5/24/02
                  32 vehicles                                                  5/21/02
                  4 vehicles                                                   5/15/02
                  2 vehicles                                                   5/15/02
                  20 vehicles                                                  5/8/02
                  100 vehicles                                                 5/8/02
                  32 vehicles                                                  5/7/02
                  30 vehicles                                                  5/1/02
                  15 vehicles                                                  5/1/02
                  29 vehicles                                                  4/26/02
                  21 vehicles                                                  4/25/02
                  9 vehicles                                                   4/19/02
                  10 vehicles                                                  4/16/02
                  4 vehicles                                                   4/16/02
                  3 vehicles                                                   4/16/02
                  36 vehicles                                                  4/16/02
                  25 vehicles                                                  4/16/02
                  19 vehicles                                                  4/9/02
                  28 vehicles                                                  4/5/02
                  57 vehicles                                                  4/4/02
                  10 vehicles                                                  4/4/02
                  10 vehicles                                                  3/18/02
                  27 vehicles                                                  3/16/02
                  24 vehicles                                                  2/21/02

                  1 vehicle                                                    2/19/02
                  4 vehicles                                                   2/2/02
                  5 vehicles                                                   12/27/01
                  41 vehicles                                                  12/26/01
                  5 vehicles                                                   11/30/01
                  1 vehicle                                                    11/28/01
                  6 vehicles                                                   11/20/01
                  7 vehicles                                                   11/20/01
                  5 vehicles                                                   11/19/01
                  9 vehicles                                                   11/1/01
                  2 vehicles                                                   10/16/01
                  10 vehicles                                                  10/8/01
                  1 vehicle                                                    10/8/01
                  1 vehicle                                                    8/29/01
                  10 vehicles                                                  8/28/01

Document 3:       Security Agreements                                          Undated

Document 4:       Amendment to Master Loan and Security
                  Agreement                                                    4/19/02

Document 5:       Addendum Changing Applicable Interest
                  Rate                                                         4/26/02

Document 6:       UCC-1 Financing Statements

                  California Amendment (filed)                                 3/11/02
                  California (filed)                                           8/5/01
                  Nevada (filed)                                               3/26/02

Document 7:       Continuing Guaranty                                   12/14/02 (sic)

MARK JOSEPH KENNEY  (State Bar No. 87345)
DUANE M. GECK (State Bar No. 114823)
DAVID E. PINCH (State Bar No. 124851)
SEVERSON & WERSON
A Professional Corporation
One Embarcadero Center, Suite 2600
San Francisco, CA  94111
Telephone:  (415) 398-3344
Facsimile:  (415) 956-0439

Attorneys for Plaintiff




                          UNITED STATES DISTRICT COURT

                         CENTRAL DISTRICT OF CALIFORNIA

                              LOS ANGELES DIVISION


FORD MOTOR CREDIT COMPANY, a Delaware Corporation,       )     No.   02-8880 GHK(RCx)
                                                         )
                  Plaintiff,                             )     STIPULATION FOR JUDGMENT AND ENTRY OF JUDGMENT UPON
                                                         )     DEFAULT
         vs.                                             )
                                                         )
CAR RENTAL DIRECT, INC. fkna CAR RENTAL DIRECT.COM,      )     Judge:  George H. King
INC., a Nevada Corporation, MAII HOLDINGS, INC., a Texas )
Corporation, ,                                           )
                                                         )
                  Defendant.                             )
                                                         )
---------------------------------------------------------


         The parties to this Stipulation for Judgment and Entry of Judgment Upon Default ("Stipulation") are plaintiff, Ford Motor Credit Company, a Delaware Corporation ("Ford Credit" or "Plaintiff"), on the one hand, and defendants Car Rental Direct, Inc. fkna Car Rental Direct.com, a Nevada Corporation ("CRD" or "Borrower") and MAII Holdings, Inc., a Texas Corporation ("MAII" or "Guarantor") on the other hand.



                                        1    STIPULATION FOR JUDGEMENT AND ENTRY
                                                                     OF JUDGMENT

                                    RECITALS

         A. On November 19, 2002, Ford Credit filed its complaint in District Court for the Central District of California, Los Angeles Division, as Case No. 02-8880 GHK(RCx). The complaint alleges six causes of action: (1) Breach of Security Agreement Against Defendant CRD; (2) Replevin (Claim and Delivery) against Defendant CRD; (3) Specific Performance against Defendant CRD; (4) Injunctive Relief against Defendant CRD; (5) Breach of Continuing Guaranty Against Defendant MAII; (6) Book Account against Defendant CRD; and, (7) Conversion against Defendant CRD (the "Complaint").

         B. On or about January 10, 2003, this court issued a Memorandum of Decision and Order for Writ of Possession in favor of Ford Credit and against Defendants CRD and MAII. Neither CRD nor MAII have filed answers to the Complaint.

         C. After various settlement discussions, CRD and MAII have agreed to make payments to payoff and satisfy all amounts that they owe to Ford Credit. The specific terms for repayment of the principal obligation and all past due and defaulted payments on that principal obligation are set forth in the terms of a separately executed Forbearance Agreement and Release (the "Agreement"). CRD and MAII entered into the Agreement at the same time that they have executed this Stipulation. The terms for repayment as set forth in the Agreement are incorporated herein. If CRD or MAII default on the payments as set forth below, then Ford Credit may file this Stipulation and seek entry of judgment in the amount of $13,024,382.92, plus accrued interest, costs, and attorney's fees as allowed under the Agreement, less credit for any payments made thereto.

         D. The Agreement is to remain confidential and is not to be appended to this Stipulation but its terms are fully incorporated herein. In the event of a default under the terms of the Agreement or this Stipulation, Ford Credit may submit a copy of the Agreement to the Court in support of its application for entry of Judgment without violating the confidentiality provision of the Agreement or this Stipulation.


                                      -2-    STIPULATION FOR JUDGEMENT AND ENTRY
                                                                     OF JUDGMENT

                                   STIPULATION

         1. INCORPORATION OF RECITALS. Each of the recital paragraphs A through D, inclusive, are incorporated by this reference and admitted by the parties to be true. The recitals are part of the entire agreement between the parties, and their terms are contractual and not mere recitals.

         2. STIPULATION TO JUDGMENT. CRD and MAII stipulate to judgment in favor of Ford Credit in the amount of $13,024,382.92, plus all accrued interest, costs, and attorney's fees as are allowed under the Agreement, less credit for any payments made thereto. In addition, any judgment entered shall include judgment for possession of all of Ford Credit's collateral as identified in the complaint and the Order for Writ of Possession. CRD and MAII hereby consent to and approve of the form and content of the judgment (the "Judgment") which is attached hereto as Exhibit 1. CRD and MAII consent to and approve of and admit the enforceability of the form and content of the Judgment. Ford Credit agrees to forbear from entering the Judgment pursuant to this Stipulation so long as CRD and MAII comply with the terms described in Paragraph 4 below and as set forth in the Agreement. The specific terms and schedule for payment of the obligation are set forth in the Agreement and those terms are incorporated herein by reference. Ford Credit specifically agrees that if all payments are tendered timely then the dispute set forth by the lawsuit shall be deemed satisfied for the amounts specified in the Agreement and Ford Credit shall move promptly to dismiss the lawsuit with prejudice.

         Upon the filing of this Stipulation the Parties shall not be required to comply with the requirements of Federal Rule of Civil Procedure 26 or any local rules intended to move this action to a final judgment. The intent of this Stipulation is to finally conclude the litigation and disputes between the parties subject to a default in the performance of the Stipulation and/or Agreement.

         3. ENTRY OF AND EXECUTION ON JUDGMENT. Ford Credit agrees to forbear from filing and entering the Judgment in the amount of $13,024,382.92, plus all accrued interest, costs, and attorney's fees as are allowed under the Agreement, less credit for any payments made thereto, and forbear from enforcing the Judgment and initiating its rights and remedies under the Judgment, so long as CRD and MAII comply with the terms described in Paragraph 4 below and



                                      -3-    STIPULATION FOR JUDGEMENT AND ENTRY
                                                                     OF JUDGMENT
as set forth in the Agreement. In addition, the Judgment shall include judgment for possession of Ford Credit's collateral, and in particular of the Vehicles as described in the Court's prior order for Writ of Possession.

         4. SATISFACTION OF STIPULATION AND AGREEMENT . CRD and MAII agree to and shall pay and satisfy the amounts due and owing under this lawsuit pursuant to the terms of the Stipulation and Agreement by making payment to Ford Credit as set forth in Agreement. This Stipulation incorporates by reference the specific terms and schedule for payment of the Judgment as are set forth in the Agreement. Ford Credit specifically agrees that if all payments are tendered timely as specified in this Stipulation and the Agreement, then Ford Credit shall file a request for dismissal of this lawsuit with prejudice.

         5. ENFORCEMENT OF JUDGMENT. In the event CRD and MAII, either individually or collectively, fail to comply with any term of Paragraph 4 of this Stipulation above, and the Agreement, then Ford Credit shall no longer be obligated to forbear from filing the Stipulation and seeking entry of Judgment. Time is of the essence as to each and every obligation contained in this Stipulation and the Agreement. Upon any default, Ford Credit may prepare and file a competent declaration setting forth that CRD and/or MAII have defaulted on the terms of the Stipulation and/or Agreement and an Ex Parte Application requesting entry of Judgment in the form that is appended to this Stipulation. A default by any one Defendant shall entitle Ford Credit to Judgment against both Defendants. A copy of the Declaration, Ex Parte Application, and form of proposed Judgment shall be faxed to Richard Griffin as counsel for CRD and MAII at (713)752-4221 at any time prior to the filing of the Ex Parte Application. CRD and MAII may not oppose entry of the Judgment on any grounds other than competent evidence that they have not defaulted under the terms of the Stipulation and/or Judgment. CRD and MAII shall have no opportunity for notice and cure of the stated default(s). CRD and MAII waive the right to contest the entry of Judgment on any other grounds other than a lack of breach. CRD and MAII shall bear the burden of proof to establish the failure of a breach of the Stipulation and/or Agreement. Any opposition to the entry of Judgment shall be submitted to the District Court for the Central District



                                      -4-    STIPULATION FOR JUDGEMENT AND ENTRY
                                                                     OF JUDGMENT
of California within three (3) court days after service of the Declaration and Ex Parte Application on Richard Griffin. CRD and MAII shall serve any opposition that it files with the Court on Mark Kenney, Esq., Severson & Werson, a Professional Corporation, by facsimile transmission at (415) 956-0439.

         Upon the filing of the Ex Parte Application and the expiration of three
(3) court days as set forth above, the Court shall enter Judgment, without further notice or hearing, in favor of Ford Credit and against CRD as Borrower and MAII as Guarantor. Ford Credit shall be entitled to Judgment in the amount of $13,024,382.92, plus all accrued interest, costs, and attorney's fees as allowed under the Agreement, less credit for any payments made thereto. In addition, the Judgment shall include judgment for possession of Ford Credit's collateral, and in particular of the Vehicles as described in the Court's prior order for Writ of Possession.

         CRD, MAII and Ford Credit expressly acknowledge and agree that Ford Credit shall not be obligated to file any motion to seek entry of Judgment and that the Court may enter the Judgment as set forth above. CRD and MAII expressly waive any rights under CCP Section 664.6 to require Ford Credit to notice a hearing before the Court enters the Judgment, unless the Court orders such notice.

         6. EXECUTION OF JUDGMENT. After entry of Judgment, Ford Credit may take any and all steps it chooses, in its absolute discretion, and as allowed by law to execute the Judgment and enforce its rights.

         7. AGREEMENT BINDING UPON SUCCESSORS. This Stipulation and the terms, covenants and conditions contained herein and in the Agreement shall be binding upon the parties and their representatives, agents, assigns, heirs, and successors-in-interest.

         8. ATTORNEYS' FEES. In the event that any party brings an action to enforce or interpret or for breach of this Stipulation, the prevailing party in that action shall be entitled to recover his/its costs and attorneys' fees.

         9. GOVERNING LAW. This Stipulation and the rights and obligations of the parties hereto shall be governed by the substantive and procedural law of the State of California.



                                      -5-    STIPULATION FOR JUDGEMENT AND ENTRY
                                                                     OF JUDGMENT

         10. NO THIRD PARTY BENEFICIARIES. No provision of this Stipulation is intended or shall be interpreted to provide or create any rights of any kind in any third party, including without limitation any rights as a third party beneficiary.

         11. FURTHER ASSURANCES. All of the parties hereto agree and will cooperate fully with each other in the performance of this Stipulation, and will execute such additional agreements, documents or instruments as may reasonably be required to carry out the intent of the parties.

         12. TIME IS OF THE ESSENCE. Time is of the essence in the performance of the obligations required by this Stipulation.

         13. ENTIRE AGREEMENT, TERMS READ AND UNDERSTOOD. This Stipulation and the Agreement contain the entire agreement between the parties hereto. The terms of this Stipulation and Agreement are contractual and not mere recitals. The undersigned hereby certify that they have read all of the foregoing Stipulation and Agreement, including the Judgment and other exhibits, have conferred with counsel pertaining to the same, and fully understand all of the terms hereof, and the parties acknowledge and represent that they enter into this Stipulation of their own will and not due to any representation, commitment, promise, pressure or duress from any other party.

         14. COUNTERPARTS. This Stipulation may be executed and delivered in two or more counterparts, each of which when so executed and delivered shall be an original, but such counterparts together shall constitute but one and the same instrument.

         15. SEVERABILITY. If any provision of this agreement is found to be contrary to any law, that portion of this Stipulation may be severed from the balance of the Stipulation and remaining provision will be fully enforceable.


                                    CAR RENTAL DIRECT, INC., a Nevada
                                    Corporation


Dated: January    , 2003            By:
               ---                     ------------------------------
                                    Its:



                                      -6-    STIPULATION FOR JUDGEMENT AND ENTRY
                                                                     OF JUDGMENT

Dated: January    , 2003            MAII HOLDINGS, INC., a Texas Corporation
               ---

                                    By:
                                       -----------------------------------------
                                    Its:


Dated: January    , 2003            FORD MOTOR CREDIT COMPANY,
               ---                  A Delaware Corporation


                                    By:
                                       -----------------------------------------
                                    Its:


APPROVED AS TO FORM
AND CONTENT:

Dated: January    , 2003            JACKSON WALKER, LLP
               ---

                                    By:
                                       -----------------------------------------
                                       Richard  Griffin
                                    Attorneys for Defendants
                                    CAR RENTAL DIRECT, INC. and MAII
                                    HOLDINGS, INC.



Dated: January    , 2003            SEVERSON & WERSON
               ---                  A Professional Corporation
                                    One Embarcadero Center, 26th Floor
                                    San Francisco, CA  94111


                                    By:
                                       -----------------------------------------
                                               Mark Joseph Kenney, Esq.
                                       Attorneys for Plaintiff
                                       FORD MOTOR CREDIT COMPANY



SO ORDERED.

Dated:
      ----------

                                    --------------------------------------------
                                    GEORGE H. KING
                                    UNITED STATES DISTRICT COURT JUDGE
-----------------



                                      -7-    STIPULATION FOR JUDGEMENT AND ENTRY
                                                                     OF JUDGMENT

MARK JOSEPH KENNEY  (State Bar No. 87345)
DENNIS M. TALBOTT (State Bar No. 35277)
DUANE M. GECK (State Bar No. 114823)
DAVID E. PINCH (State Bar No. 124851)
FFSEVERSON & WERSON
A Professional Corporation
One Embarcadero Center, Suite 2600
San Francisco, CA  94111
Telephone:  (415) 398-3344
Facsimile:  (415) 956-0439

Attorneys for Plaintiff




                          UNITED STATES DISTRICT COURT

                         CENTRAL DISTRICT OF CALIFORNIA

                              LOS ANGELES DIVISION



FORD MOTOR CREDIT COMPANY, a Delaware Corporation,       )     No.   02-8880 GHK(RCx)
                                                         )
                  Plaintiff,                             )     {PROPOSED} JUDGMENT UPON DEFAULT
                                                         )
         vs.                                             )
                                                         )     Judge:  George H. King
CAR RENTAL DIRECT, INC. fkna CAR RENTAL DIRECT.COM,      )
INC., a Nevada Corporation, MAII HOLDINGS, INC., a Texas )
Corporation, ,                                           )
                                                         )
                  Defendant.                             )
                                                         )
---------------------------------------------------------


         Plaintiff, Ford Motor Credit Company, a Delaware Corporation ("Ford Credit" or "Plaintiff"), on the one hand, and defendants Car Rental Direct, Inc. fkna Car Rental Direct.com, a Nevada Corporation ("CRD" or "Borrower") and MAII Holdings, Inc., a Texas Corporation ("MAII" or "Guarantor") on the other hand, entered into a written Forbearance Agreement and Release ("Agreement") and a separate Stipulation for Judgment and Entry of Judgment Upon Default ("Stipulation"). The Court has previously approved the Stipulation by an order of this Court.


                                      -8-    STIPULATION FOR JUDGEMENT AND ENTRY
                                                                     OF JUDGMENT

         Plaintiff, Ford Credit, has filed a declaration and Ex Parte Application setting forth, by well pleaded facts which the court has accepted as true pursuant to Federal Rule of Civil Procedure 52, that Defendants, CRD and MAII, have defaulted under the terms of the Stipulation and/or Agreement. No competent evidence has been submitted to contest the evidence of default in the time that has been permitted under the Stipulation.

         GOOD CAUSE APPEARING, the Court enters Judgment in favor of Ford Motor Credit Company, a Delaware Corporation, and against Defendants, Car Rental Direct, Inc. fkna Car Rental Direct.com, Inc., a Nevada Corporation, and MAII Holdings, Inc., a Texas Corporation, as follows:

         IT IS HEREBY ORDERED, ADJUDGED, and DECREED that Judgment is entered in favor of Ford Motor Credit Company, a Delaware Corporation, and against Defendants, Car Rental Direct, Inc. fkna Car Rental Direct.com, Inc., a Nevada Corporation, and MAII Holdings, Inc., a Texas Corporation, for the following sums:

         Principal Balance:                                            $13,024,382.92
                  Less Credits for Payments under Stipulation          $
                                                                        -------------
                  Plus Accrued Interest                                $
                                                                        -------------
                  Plus Costs                                           $
                                                                        -------------
                  Plus Attorneys Fees                                  $
                                                                        -------------
         TOTAL JUDGMENT:                                               $
                                                                        -------------

         IT IS FURTHER ORDERED, ADJUDGED and DECREED that Judgment for Possession is entered in favor of Ford Motor Credit Company, a Delaware Corporation, and against Defendants, Car Rental Direct, Inc. fkna Car Rental Direct.com, Inc., a Nevada Corporation, and MAII Holdings, Inc., a Texas Corporation, as to the Vehicles, and other collateral, as identified and attached hereto as Exhibit "A." Ford Credit is entitled to recover the collateral that is identified in Exhibit "A" and may proceed with private or public sale as allowed by law for any and all of the identified property. The proceeds from the sale of the identified property shall be



                                      -9-    STIPULATION FOR JUDGEMENT AND ENTRY
                                                                     OF JUDGMENT
credited against the TOTAL JUDGMENT as defined above.

         IT IS FURTHER ORDERED, ADJUDGED and DECREED that Ford Credit may proceed with all lawful methods of execution upon entry of this Judgment.

Dated:
      -----------------------


                                      ------------------------------------------
                                      The Hon. George H. King
                                      Judge of the District Court for the
                                      Central District of California





                                     -10-    STIPULATION FOR JUDGEMENT AND ENTRY
                                                                     OF JUDGMENT